Exhibit 99.01



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                               IN COMPLIANCE WITH
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Jay A. Mealey, President and Chief Executive Officer of Crown Energy Corporation, hereby certify that the accompanying Form 10-Q of Crown Energy Corporation fully complies with the requirements of section 13(a) or section 15(d) of the Securities and Exchange Act of 1934 and that the information contained in the accompanying Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Crown Energy Corporation.


                                            /s/    Jay Mealey
                                            ------------------------------------
                                            Name:    Jay Mealey
                                            Title: President and Chief Executive
                                            Officer of Crown Energy Corporation